Supplement Dated November 22, 2017
To The Prospectus Dated September 25, 2017

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Sub-Adviser Change of Control for the JNL/Scout Unconstrained Bond Fund

On August 28-30, 2017, the Board of Trustees (the "Board") of the JNL Series Trust (the "Trust") approved a new investment sub-advisory agreement pursuant to a change of control, defined under the Investment Company Act of 1940, as amended, for Scout Investments, Inc. ("Scout"), investment sub-adviser of the JNL/Scout Unconstrained Bond Fund (the "Fund").  Scout's parent company, UMB Financial Corporation, agreed to sell Scout to Carillon Tower Advisers, Inc., a global asset-management firm and wholly owned subsidiary of Raymond James Financial, Inc. (the "Transaction").  The Transaction is not expected to result in any changes to the personnel responsible for managing the Fund.  Contract owners will be sent an Information Statement containing additional information regarding the change of control of Scout. Although the shareholders of the Fund do not need to approve the Transaction, it is subject to approval by shareholders of Scout's proprietary Funds and other customary closing conditions.  The Transaction is expected to take place on or about November 17, 2017.

This Supplement is dated November 22, 2017.